Exhibit 10.9



                            LAURUS MASTER FUND, LTD.
                          825 Third Avenue, 14th Floor
                            New York, New York 10022



March    ,  2006
     ----

Texaurus Energy, Inc.
2411 Fountainveiw, #120
Houston, Texas 77057
Attn:  Chief Financial Officer

     Re:  Restricted  Account:  Account  Number  270-405-7476,  Account  Name:
     Texaurus Energy, Inc., maintained at North Fork Bank (the "Restricted Account").



     Reference is made to (i) that certain Securities Purchase Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Purchase Agreement"), by and between Texaurus Energy, Inc., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser") and
(ii) that certain Restricted Account Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Restricted Account Agreement"), by and among the Company, Laurus and North Fork Bank (the "Bank"). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Purchase Agreement or the Restricted Account Agreement, as applicable. The Company is required to place $2,669,234.65 in the Restricted Account, and, subject to the provisions of this letter, the Purchase Agreement and any Related Agreement, maintain such amount in the Restricted Account for as long as the Purchaser shall have any obligations owing by the Company to the Purchaser and to assign the Restricted Account for the benefit of the Purchaser as security for the performance of the Company's obligations to the Purchaser.

     The Purchaser and the Company desire to clarify certain aspects regarding the use of funds contained in the Restricted Account, and for good consideration, the receipt and sufficiency of which is here acknowledged, the Company and the Purchaser agree that the Company may request that the Purchaser direct the Bank to release all or any portion of the amounts contained in the Restricted Account following (or in connection with) the consummation of one or more acquisitions by the Company of oil and gas assets . Such a release referred to in the immediately preceding sentence shall be subject (in all respects) to the Purchaser's evaluation of all factors that it considers (in its sole discretion) relevant at the time of such requested release, including its determination (i) of the relative benefit of such acquisition to the Company and
(ii) of the overall performance (financial or otherwise) of the Company at such time. The Purchaser shall not be under any obligation to release any amount pursuant to this paragraph and the release of such amounts shall be in the Purchaser's sole and absolute discretion.

     This letter may not be amended or waived except by an instrument in writing signed by the Company and the Purchaser. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

     If the foregoing meets with your approval please signify your acceptance of the terms hereof by signing below.


                                        Signed,


                                        LAURUS  MASTER  FUND,  LTD.

                                        By: /s/ Eugene Grin
                                           --------------------------------
                                           Name: Eugene Grin
                                           Title: Director

Agreed  and  Accepted  this 23 day  of  March,  2006.

TEXAURUS  ENERGY,  INC.

By: /s/ Frank A. Jacobs
   ----------------------------
   Name: Frank A. Jacobs
   Title: Director